UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PEPCO HOLDINGS, INC.

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Filed by Pepco Holdings, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Pepco Holdings, Inc.

Commission File No.: 001-31403

On June 12, 2014, the following newsletter was posted on the Pepco Holdings, Inc. (Pepco Holdings) intranet and emailed to all employees of Pepco Holdings and Exelon Corporation.

Exelon

Pepco Holdings Inc

June 12, 2014

Issue 2

INTEGRATION INFORMATION

Announcing the Integration Core Team

Dear Colleagues,

Today we are pleased to announce the leads for the Integration Project Management Office and the members of the Integration Core Team.

Integration Project Management Office

To help us manage the many moving parts of the integration, we have asked Marissa Humphrey, director of the Exelon Finance NextGen Initiative, and Warren Smiley, director, Technical Research and Controls for PHI, to serve as the leads of our Integration Project Management Office (PMO). Marissa and Warren will be working with the Integration Core Team and the leaders of the Business Area Teams to help manage and coordinate the day-to-day integration management activities for the integration office. This includes maintaining a master work plan, managing the schedule and tracking milestones as well as providing tools and templates for the Business Area Teams to use.

Integration Core Team

In an important first step in ensuring a successful integration, we have identified the core team that will be working with us—providing overall guidance to the integration process and identifying and solving issues that have an enterprise-wide impact. In addition, this critical team will facilitate decisions for their functional areas and provide counsel to the Business Area Teams, who are responsible for managing the analysis and design phases of the integration on behalf of the company's various functional areas. We appreciate, in advance, your support of these teams and the important work they are doing to help bring our organizations together.

In addition, we understand that during times of change, transparent and timely information is critical to a smooth transition and helping employees keep focused on their day-to-day responsibilities. As we move forward with the integration process, we will keep you informed of our progress.





Carim Khouzami

Donna Kinzel

Exelon

HR
Mary Krick, vice president, HR Operations, PECO

Communications
Howard Karesh, director, Internal Communications, Exelon

Operations/Supply Chain/Support Services
Supply Chain: Michele Hurley, director, Business Operations and Support, Exelon

Operations: Dorothy (Dottie) Gabriel, chief of staff, Exelon Utilities

IT
Ron Kim, vice president, IT, Exelon Utilities

Finance
Kevin Waden, vice president, Corporate Financial Planning and Analysis, Exelon

PHI

HR
Mike Sullivan, manager, Benefits, PHI

Communications
MaryBeth Vrees, director, Customer Communications, PHI

Operations/Supply Chain/Support Services
Supply Chain: Charles Dickerson, vice president, Performance Management & Support Services, PHI

Operations: Charles Dickerson, vice president, Performance Management & Support Services, PHI

IT
Doug Myers, vice president and Chief Information Officer, PHI

Finance
Art Agra, vice president, Strategic & Financial Planning, PHI

INTEGRATION INFORMATION Issue 2: June 12, 2014

Expertise in Operating Regulated Utilities in Large Metropolitan Areas

Exelon. | Pepco Holdings Inc

Baltimore Gas & Electric	
Customers:	1,900,000
Service Territory:	2,300 sq. miles
Peak Load:	7,236 MW
2013 Rate Base:	$4.6 bn

Atlantic City Electric	
Customers:	545,000
Service Territory:	2,700 sq. miles
Peak Load:	2,797 MW
2013 Rate Base:	$1.6 bn

Commonwealth Edison	
Customers:	3,800,000
Service Territory:	11,400 sq. miles
Peak Load:	23,753 MW
2013 Rate Base:	$8.7 bn

Delmarva Power	
Customers:	632,000
Service Territory:	5,000 sq. miles
Peak Load:	4,121 MW
2013 Rate Base:	$2.0 bn

PECO Energy	
Customers:	2,100,000
Service Territory:	2,100 sq. miles
Peak Load:	8,983 MW
2013 Rate Base:	$5.4 bn

Pepco	
Customers:	801,000
Service Territory:	640 sq. miles
Peak Load:	6,674 MW
2013 Rate Base:	$3.4 bn

A quick glance at the map will tell you a lot about the thinking behind the Exelon-PHI combination. With PECO and BGE as PHI's neighbors to the immediate north and west, combining PHI and Exelon will result in geographic strength in the mid-Atlantic. With similar cultures dedicated to safety and reliability, the companies are a strategic match that will give all of our utilities added scale and the ability to share best practices and further improve reliability and performance.

Combined Service Territory


PA
Trenton
NJ
Philadelphia
Wilmington
MD
Baltimore
Dover
Washington, DC
DE
VA
IL
Chicago
Atlantic City Electric Co. Service Territory
Baltimore Gas and Electric Co. Service Territory
ComEd Service Territory
Delmarva Power & Light Service Territory
PECO Energy Service Territory
Potomac Electric Power Service Territory

Have Questions or Feedback?

Bringing companies together is a complicated and lengthy process and is sure to raise questions and ideas. Please share them with us! We'll provide answers in FAQs that we will be publishing on our corporate intranets about once a month. Please keep in mind that the merger is a work in progress and some answers will not be immediately available. To ask your question or share your idea, please click the link for your company below:

Exelon employees, click **here**.
PHI employees, click **here**.

To read the first published Q&A, click on the following links:

Exelon employees, click **here**.
PHI employees, click **here**.

INTEGRATION INFORMATION Issue 2: June 12, 2014 Integration Communications and Survey Results The Integration Office is committed to keeping you informed about the progress we are making toward combining our two companies. Together with Exelon and PHI Corporate Communications, we are implementing a robust communications plan that is designed to do just that. Much of this plan is based on lessons learned from previous transactions and transitions. To make sure we have a firm baseline at the start of our efforts, we sent out a brief survey to PHI employees to learn what you are most interested in hearing about, and how you want to receive information. Initial survey results show we are on the right track. At publication time, about 1,000 employees, or 20 percent of employees surveyed, had responded. Here is a snapshot of some of the initial results: In order of importance, the top three topics you would like to be kept informed about are: 1. The impact of the integration on your job 2. Timeline for integration and severance 3. Key decisions about the integration as they are made In order of importance, the top three topics you would like to learn more about are: 1. Transaction timeline and milestones 2. The benefits of the transaction for employees 3. The people and culture of Exelon We want to especially thank you for your many comments. We will ensure they are fully considered as we structure our communications for the various phases of our integration. Thank you for your feedback! Cautionary Statements Regarding Forward-Looking Information Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of PHI and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) PHI or Exelon may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the merger; (10) PHI and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect PHI and its utility subsidiaries; and (12) PHI and its utility subsidiaries may be adversely affected by other economic, business, and/ or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in PHI’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data, and PHI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 in (x) PART I, ITEM 1. Financial Statements, (y) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (z) PART II, ITEM 1A. Risk Factors. These risks as well as other risks associated with the proposed merger will be more fully discussed in the proxy statement that PHI intends to file with the SEC and mail to its stockholders in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PHI does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on PHI’s or its utility subsidiaries’ businesses (either individually or collectively) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

INTEGRATION INFORMATION Issue 2: June 12, 2014 Additional Information and Where to Find It This communication does not constitute a solicitation of any vote or approval. PHI intends to ?le with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information ?led by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the Merger Solicitation Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. IN is scheduled for publication every other Thursday by Exelon and PHI Corporate Communications, subject to merger events. Supervisors, please share with team members who do not have email or regular intranet access.